EXHIBIT 99.1

Ur-Energy Announces Appointment of New Board Members: John Paul Pressey and Elmer W. Dyke

Littleton, Colorado (ACCESSWIRE – April 8, 2024) Ur-Energy Inc. (NYSE American:URG) (TSX:URE) (the “Company” or “Ur-Energy”) is pleased to announce the appointment of John Paul Pressey and Elmer W. Dyke as new members of the Ur-Energy Board of Directors.

Ur-Energy also announces the anticipated retirement of founding Director James M. Franklin and Director, and former President and CEO, W. William Boberg. Both will continue to serve the Board until the Company’s Annual Meeting of Shareholders, June 6, 2024, though neither will stand for re-election at the Meeting. The Company is pleased that our new Board members will be able to benefit from this transition period prior to Dr. Franklin and Mr. Boberg’s retirement from the Company.

Ur-Energy Chairman and CEO, John Cash, stated, “We are excited to welcome John Paul (JP) Pressey and Elmer Dyke as Directors on Ur-Energy’s Board. Mr. Pressey has nearly 30 years of valuable audit and assurance experience from his career with PricewaterhouseCoopers, including 16 years as a partner. We are pleased that Mr. Pressey brings to our Board his wide-ranging experience having worked with numerous publicly traded companies, including international mining companies, while at PricewaterhouseCoopers. Mr. Dyke is widely known as a leader in the global nuclear community and brings 35 years’ experience working in senior positions on issues such as the nuclear fuel cycle, nuclear non-proliferation and marketing of nuclear fuel. Welcome aboard JP and Elmer. We look forward to working with you to advance Ur-Energy’s interests as the world is increasingly turning to nuclear power.

“Personally, and on behalf of the Company, I wish to thank Dr. Jim Franklin and Mr. Bill Boberg for their many years of unwavering service to Ur-Energy. While their contributions are too many to list, it is worth noting that Jim Franklin was a founding Director of Ur-Energy when he and original management of the Company recognized in the early 2000s the impending uranium supply gap. Jim’s assessments were accurate, and the timely formation of Ur-Energy positioned us to grow the Company to our current ability to capitalize on a strong market for nuclear fuel. Bill Boberg contributed throughout the years serving as a Director and an executive of the Company, but he is perhaps best known for the acquisition of the Great Divide Basin assets in Wyoming, including the property which became our flagship producing mine, Lost Creek. Jim and Bill, thank you so much for your guidance over the years. Without your leadership, Ur‑Energy simply would not be the strong company it has become.”

John Paul Pressey had a nearly three-decade long career in the assurance practice at PricewaterhouseCoopers LLP, with 16 years as a partner. With a Bachelor of Commerce degree from the University of Alberta, Mr. Pressey is a Chartered Professional Accountant with extensive experience working with U.S. and Canadian publicly traded companies in the mining industry, and other industries including manufacturing, utilities, and alternative energy. His experience includes acquisitions and capital markets transactions, working with clients to identify and implement practical business solutions to accounting, audit and financial issues. Well-respected for his ethics and integrity, Mr. Pressey spent six years at PricewaterhouseCoopers as its Assurance Leader for British Columbia, overseeing all aspects of PricewaterhouseCoopers’s assurance results and operations for that Province. Mr. Pressey has significant experience presenting to and working with boards of client companies and has facilitated sessions at the Institute for Corporate Directors.

Elmer Dyke is a recognized global leader in the commercial and government nuclear industry with over 35 years’ experience. Mr. Dyke has a Bachelor of Arts Degree in International Political Economy from Davidson College and served as a U.S. Army Officer for thirteen years. Mr. Dyke’s professional career includes a tenure with the U.S. Department of State during which he directed international security programs, including nuclear nonproliferation and high technology projects and was detailed to the Departments of Defense and Commerce. Mr. Dyke has worked within global firms NAC International and Booz Allen Hamilton where he served as an expert on nuclear nonproliferation, strategy and nuclear fuel cycle. More recently, Mr. Dyke filled senior executive roles at Centrus Energy Corporation, a global nuclear fuel supplier and technical services provider. At Centrus Energy and in prior executive roles, Mr. Dyke led strategic planning and business development, financial performance, and risk management for the businesses. Currently, Mr. Dyke leads New Horizons Nuclear Associates, LLC, a global nuclear consulting firm he formed in 2022. Mr. Dyke is intimately involved with the entire nuclear fuel cycle and has served terms on the board of directors of the World Nuclear Association and the U.S. Nuclear Industry Council.

About Ur-Energy

Ur-Energy is a uranium mining company operating the Lost Creek in-situ recovery uranium facility in south-central Wyoming. We have produced, packaged, and shipped approximately 2.8 million pounds U3O8 from Lost Creek since the commencement of operations. Ur-Energy has all major permits and authorizations to begin construction at Shirley Basin, the Company’s second in situ recovery uranium facility in Wyoming and is in the process of obtaining remaining amendments to Lost Creek authorizations for expansion of Lost Creek. Ur‑Energy is engaged in uranium recovery and processing activities, including the acquisition, exploration, development, and operation of uranium mineral properties in the United States. The primary trading market for Ur‑Energy’s common shares is on the NYSE American under the symbol “URG.” Ur‑Energy’s common shares also trade on the Toronto Stock Exchange under the symbol “URE.” Ur-Energy’s corporate office is in Littleton, Colorado and its registered office is in Ottawa, Ontario.

FOR FURTHER INFORMATION, PLEASE CONTACT

John W. Cash, Chairman, CEO & President

720-981-4588, ext. 303

John.Cash@Ur-Energy.com

Cautionary Note Regarding Forward-Looking Information

This release may contain “forward-looking statements” within the meaning of applicable securities laws regarding events or conditions that may occur in the future (e.g., when the Company will receive all remaining regulatory authorizations for the Lost Creek expansion; the ability to progress the planned construction and buildout of Shirley Basin as currently projected; and what further growth of the Company is achieved and on what timing) and are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as "plans," "expects," "does not expect," "is expected," "is likely," "estimates," "intends," "anticipates," "does not anticipate," or "believes," or variations of the foregoing, or statements that certain actions, events or results "may," "could," "might" or "will be taken," "occur," "be achieved" or "have the potential to." All statements, other than statements of historical fact, are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from any forward-looking statements include, but are not limited to, capital and other costs varying significantly from estimates; failure to establish estimated resources and reserves; the grade and recovery of ore which is mined varying from estimates; production rates, methods and amounts varying from estimates; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; inflation; changes in exchange rates; fluctuations in commodity prices; delays in development and other factors described in the public filings made by the Company at www.sedarplus.ca and www.sec.gov. Readers should not place undue reliance on forward-looking statements. The forward-looking statements contained herein are based on the beliefs, expectations and opinions of management as of the date hereof and Ur-Energy disclaims any intent or obligation to update them or revise them to reflect any change in circumstances or in management’s beliefs, expectations or opinions that occur in the future.

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